Exhibit 99.2

1 Fiscal Year 2Q 2013 Supplemental Earnings Information FY 2Q 2013 Supplemental Earnings Information
Forward-Looking Statements 2 Information contained in this supplemental presentation that is not historical by nature constitutes "forward-looking statements" which can be identified by the use of forward-looking terminology such as "believes," "expects," "plans," "intends," "estimates," "projects," "could," "may," "will," "should," or "anticipates" or the negatives thereof, other variations thereon or comparable terminology, or by discussions of strategy. No assurance can be given that future results expressed or implied by the forward-looking statements will be achieved and actual results may differ materially from those contemplated by the forward-looking statements. Such statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward- looking statements. These risks and uncertainties include, but are not limited to, those relating to the Company's financial and operating prospects, current economic trends, future opportunities, ability to retain existing customers and attract new ones, outlook of customers, and strength of competition and pricing. In addition, there is risk and uncertainty in the Company's acquisition strategy including our ability to integrate acquired companies and assets. Specifically there is a risk associated with our acquisitions of AboveNet, FiberGate, USCarrier, First Telecom and Litecast , and the benefits thereof, including financial and operating results and synergy benefits that may be realized from the acquisition and the timeframe for realizing these benefits. Other factors and risks that may affect our business and future financial results are detailed in our Annual Report on Form 10-K Item 1A: "Risk Factors." We caution you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. We undertake no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after releasing this supplemental information or to reflect the occurrence of unanticipated events, except as required by law. FY 2Q 2013 Supplemental Earnings Information
Presentation of Certain Consolidated Pro-forma Financial Data 3 Acquisitions have been, and are expected to continue to be, a component of the Company's strategy. In this Supplemental Earnings Information under "Consolidated Financial Data," the Company sets forth its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates for the fiscal quarters impacted by the Company's acquisitions. These pro-forma measures are intended to provide additional information regarding such rates of growth on a more comparable basis than would be provided without such pro-forma adjustments. With regard to the recent acquisitions that impact the financial data reported within this supplemental earnings presentation (i.e. 360Networks, MarquisNet, Arialink, AboveNet, FiberGate, USCarrier, and First Telecom), the Company has calculated its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisition closed. In making such adjustments, the Company made certain pro-forma adjustments to the revenue and Adjusted EBITDA of the acquired entities, which principally include an adjustment related to the fair value of the acquired deferred revenue balance, but do not include cost savings and other synergies that were only realized following completion of the acquisitions. See "Consolidated Historical Reconciliations." The Company provides the pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rate for the fiscal quarters impacted by acquisitions on the slide entitled "Consolidated Financial Data." Similarly, the company presents pro-forma annualized revenue and pro-forma annualized Adjusted EBITDA growth rates for its operating segments. The calculation of the pro-forma growth rates includes both the impact of the aforementioned acquisitions and the impact of transfers between the segments. The pro-forma growth rates, if applicable to the business unit, are presented on slides entitled: "Zayo Bandwidth Financial Data"; "ZFS Financial Data"; and "zColo Financial Data" within the "Financial Data by Business Unit" section of this supplemental earnings presentation. FY 2Q 2013 Supplemental Earnings Information
Non-GAAP Financial Measures The Company provides financial measures that are not defined under generally accepted accounting principles in the United States, or GAAP, including earnings before interest, taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered in isolation or as alternatives to net earnings or any other performance measures derived in accordance with GAAP or as alternatives to cash flows from operating activities as measures of our liquidity. "Adjusted EBITDA" is defined as EBITDA from continuing operations adjusted to exclude transaction costs related to acquisitions, stock-based compensation, and certain non-cash or non-recurring items. Management uses Adjusted EBITDA to evaluate operating performance and this financial measure is among the primary measures used by management for planning and forecasting of future periods. The Company believes that the presentation of Adjusted EBITDA is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by management and makes it easier to compare our results with the results of other companies that have different financing and capital structures. Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. For example, Adjusted EBITDA: does not reflect capital expenditures, or future requirements for capital and major maintenance expenditures or contractual commitments; does not reflect changes in, or cash requirements for, our working capital needs; does not reflect the significant interest expense, or the cash requirements necessary to service the interest payments, on our debt; and does not reflect cash required to pay income taxes The Company's computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate Adjusted EBITDA in the same fashion. Because the Company has acquired numerous entities since inception and incurred transaction costs in connection with each acquisition, has borrowed money in order to finance operations, has used capital and intangible assets in the business, and because the payment of income taxes is necessary if taxable income is generated, any measure that excludes these items has material limitations. As a result of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to invest in the growth of the business or as a measure of liquidity. In addition to Adjusted EBITDA, management uses Unlevered Free Cash Flow, which measures the ability of Adjusted EBITDA to cover capital expenditures. Adjusted EBITDA is a performance rather than cash flow measure. Correlating our capital expenditures to our Adjusted EBITDA does not imply that we will be able to fund such capital expenditures solely with cash from operations. Gross profit, defined as revenue less operating costs, excluding depreciation and amortization, is used by management to assess profitability prior to selling, general and administrative expenses, stock-based compensation and depreciation and amortization. The Company also provides invested capital and the ratio of invested capital to Adjusted EBITDA. Management uses invested capital and the invested capital ratio to assess value creation in the business. Tables reconciling such non-GAAP measures are included in the Historical Financial Data & Reconciliations section of this presentation. A glossary of terms used throughout is available under the investor section of the Company's website at http://www.zayo.com/investor-center. 4 FY 2Q 2013 Supplemental Earnings Information
Other Notes Operating Measures This earnings supplement contains operating measures used by the Company in managing the business. Management believes that providing this information enables analysts, investors, and others to obtain a better understanding of the Company's operating performance and to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance on a standalone and comparative basis. Certain supplemental information provided and related definitions may not be directly comparable to similarly titled items reported by other companies. Further, the Company may, from time to time, revise the calculation or presentation of certain operating measures. Revisions Certain prior period operating measures have been revised to reflect corrections or reclassifications of data. These revisions are not material and have no impact on the Company's reported financial results. Estimates Certain operating measures presented herein are based on estimates. The measures are noted as estimates where presented and include: (1) estimated gross profit on gross new sales (bookings); (2) estimated capital expenditures associated with gross new sales (bookings); (3) estimated payback period on gross new sales (bookings)(calculated); (4) estimated commitments of speculative capital expenditures; (5) estimated timing of service activation pipeline conversion; and (6) planned synergies. Rounding Components may not sum due to rounding. 5 FY 2Q 2013 Supplemental Earnings Information

Other Notes

Reporting Segments

The Company's segments (also referred to herein as business units) are aligned to our product offerings and currently consist of the following:

- Zayo Bandwidth ("ZB") offers lit Bandwidth Infrastructure services
- Zayo Colocation ("zColo") provides colocation and inter-connection transport services
- Zayo Fiber Solutions ("ZFS") is dedicated to marketing and supporting dark fiber related services

With the acquisitions of 360Networks and most recently AboveNet, the Company's lit Bandwidth Infrastructure services have grown considerably in scale and have become more comprehensive and diverse. As a result, the Company is in the process of further segmenting the ZB unit into its component products.

As the Company completes this re-organization, it is probable that the Company's reporting segments will increase to include the component products currently reported in aggregate in the ZB reporting segment.



Reporting Segments
Current
Zayo Fiber Solutions
Zayo Bandwidth
Zayo Colocation
Future
Zayo Fiber Solutions
Zayo Mobile Infrastructure Group
Zayo Wavelength Services
Zayo SONET Services
Matt Erickson
Zayo Ethernet Services
Zayo IP Services
Zayo Colocation
Chris Morley

FY 2Q 2013 Supplemental Earnings Information 6
USCarrier Acquisition 7 USCarrier Statistics In connection with the Company's acquisition of AFS on October 1, 2010, the Company acquired an ownership interest in USCarrier. USCarrier is a provider of transport services, such as Ethernet and Wavelengths, primarily to other telecommunications providers. As of June 30, 2012, the Company's ownership in USCarrier was comprised of 55% of the outstanding Class A membership units and 34% of the outstanding Class B membership units. On October 1, 2012, the Company acquired the remaining equity interests in USCarrier not previously owned for total consideration of $15.9 million, subject to certain post-closing adjustments. Beginning October 1, 2012, the Company began to recognize 100% of the results of USCarrier in its consolidated statement of operations. The acquisition was funded with cash on hand. 1 Annualized revenue and Adjusted EBITDA are based on the operating results of the entire USCarrier business for the three months ended September 30, 2012. Financial results do not reflect any purchase accounting adjustments or reductions for intercompany transactions which will be eliminated post close 2 Included in the implied purchase price, net of cash acquired, is the carrying value of the Company's initial 49% investment in USCarrier plus the $15.9M net cash consideration paid for the remaining 51% interest 3 In calculating the Adjusted EBITDA multiple, the implied purchase price of USCarrier is divided by the annualized Adjusted EBITDA derived from the historical September 30, 2012 quarterly operating results of USCarrier FY 2Q 2013 Supplemental Earnings Information
First Telecom Acquisition 8 First Telecom Services Statistics 1 Annualized revenue and Adjusted EBITDA are based on the operating results of First Telecom for the three months ended September 30, 2012. Financial results do not reflect any purchase accounting adjustments or reductions for intercompany transactions which will be eliminated post close 2 In calculating the Adjusted EBITDA multiple, the purchase price of First Telecom is divided by the annualized Adjusted EBITDA derived from the historical September 30, 2012 quarterly operating results of First Telecom On December 14, 2012, the Company acquired 100% of the equity interest in First Telecom Services (FTS), an Ohio limited liability company, for total consideration of $110.4 million, subject to certain adjustments at closing and post-closing. FTS is a provider of Bandwidth Infrastructure services throughout the Northeastern and Midwestern United States. The acquisition was funded with cash on hand. FY 2Q 2013 Supplemental Earnings Information

Litecast Acquisition

On December 31, 2012, the Company acquired 100% of the equity interest in Litecast, a provider of metro Bandwidth Infrastructure services in Baltimore, Maryland, for total consideration of $22.2 million, subject to certain post-closing adjustments. Litecast owns and operates a Baltimore metropolitan fiber network, connecting 117 on-net buildings, including the city's major data centers and carrier hotel facilities. Litecast is focused on providing dark fiber and Ethernet-based services to a concentrated set of Baltimore enterprise and governmental customers, particularly within the healthcare and education segments. The acquisition was financed with cash on hand.

Litecast Statistics

	December 31, 2012 Litecast
NETWORK STATISTICS	
Metro Markets	1
Route Miles	91
Fiber Miles	3,648
On-Net Buildings	117
ANNUALIZED FINANCIAL STATISTICS *($ in millions)* [1]	
Revenue	$3.8
Adjusted EBITDA	$2.2
% Margin	*58%*
TRANSACTION STATISTICS *($ in millions)*	
Close Date	December 31, 2012
Purchase Price, net of cash acquired	$22.2
Adjusted EBITDA Multiple [2]	9.9x

[1] Annualized revenue and Adjusted EBITDA are based on the operating results of Litecast for the three months ended December 31, 2012. Financial results do not reflect any purchase accounting adjustments or reductions for intercompany transactions which will be eliminated post close

[2] In calculating the Adjusted EBITDA multiple, the purchase price of Litecast is divided by the annualized Adjusted EBITDA derived from the historical December 31, 2012 quarterly operating results of Litecast

FY 2Q 2013 Supplemental Earnings Information 9

Weighted Avg Multiple = 9.3x Pre-Synergy and 6.8x Post Synergy 10 ZGL Acquisition History1 FY 2Q 2013 Supplemental Earnings Information 1 Companies denoted by * indicate Purchase Price was adjusted for value attributed to OVS/ZEN/ZPS spin-offs 2 Estimated Revenue LQA and Adjusted EBITDA LQA represent the Revenue and Adjusted EBITDA (adjusted for estimated purchase accounting adjustments) recognized by the acquired entity during the last quarterly period immediately preceding the respective acquisition date multiplied by 4 2 2
(CHART) ZG Acquired and Organic Revenue Growth 11% Organic Revenue Growth (Date Weighted CAGR) Cumulative Acquired Revenue Annualized Organic Revenue Incremental Acquired Revenue 1 3 4 5 6 7 8 1 CAGR based on establishing a weighted average date based on acquisition date and revenue 2 ZG Acquired annualized revenue through Sep-08 includes Memphis Networx, IFW, Onvoy, Citynet, Ctel Tri-State Markets, CFS 3 Fibernet (1 mo) 4 Fibernet (2 mos) 5 AGL Networks, Dolphini 6 AFS 7 360Networks (1 mo) 2 Organic vs. Inorganic Revenue Growth 11 10 8 360Networks (2 mos), Marquisnet 9 Arialink (2 mos) 10 Arialink (1 mo), Abovenet, Fibergate (1 mo) 11 Fibergate (2 mos), First Telecommunications (1/2 mo), USCarrier 11 Organic growth is a derived figure calculated as the difference between reported Revenue (annualized) and cumulative acquired Revenue 9 FY 2Q 2013 Supplemental Earnings Information
(CHART) (CHART) Cumulative Acquired EBITDA Annualized Organic EBITDA growth ZG Adjusted EBITDA Growth Adjusted EBITDA Margin 23% Organic EBITDA Growth 54% with Synergies (Date Weighted CAGR) Planned Synergies Incremental Acquired EBITDA 3 4 5 6 7 8 1 CAGR based on establishing a weighted average date based on acquisition date and EBITDA 2 ZG Acquired annualized aEBITDA through Sep-08 includes Memphis Networx, IFW, Onvoy, Citynet, Ctel Tri-State Markets, CFS 3 Fibernet (1 mo) 4 Fibernet (2 mos) 5 AGL Networks, Dolphini 6 AFS 7 360Networks (1 mo) 1 9 Organic vs. Inorganic Adj EBITDA Growth 12 8 360Networks (2 mos), Marquisnet 9 Arialink (2 mos) 10 Arialink (1 mo), Abovenet, Fibergate (1 mo) 11 Fibergate (2 mos), First Telecom Services (1/2 mo), USCarrier Organic growth is a derived figure calculated as the difference between reported Adjusted EBITDA (annualized) and cumulative acquired Adjusted EBITDA plus Planned (not necessarily realized) Synergies 10 11 2 FY 2Q 2013 Supplemental Earnings Information
Planned Synergies Summary 13 Planned Synergies ($M) FY 2Q 2013 Supplemental Earnings Information
Consolidated Financial Data 14 Financial Data 1 The three months ended December 31, 2012 include three months of operating results of the October 1, 2012 USCarrier acquisition and fifteen days of operating results of the December 14, 2012 First Telecom acquisition. The Company recognized $1.6M in revenue during the three months ended December 31, 2012 as a result of transactions with ZPS - an operating subsidiary spun-off to the Company's parent on October 1, 2012. During the quarter ended September 30, 2012, transactions with ZPS were eliminated in consolidation from the Company's operating results. Adjusting for the effect of the aforementioned transactions with ZPS and acquisitions of First Telecom and USCarrier as if they had occurred on July 1, 2012, the annualized revenue and Adjusted EBITDA growth rates for the three months ended December 31, 2012 are estimated to be 8% and 32% FY 2Q 2013 Supplemental Earnings Information
(CHART) (CHART) Net Earnings Stratification 15 millions Net Income/(loss) from Continuing Operations millions Net Earnings EBITDA Interest expense Provision for income tax Depreciation and amortization Other add backs (CHART) Other Add Backs millions Income from continuing operations Income from discontinued operations, net of tax Stock-based compensation Other interest and income Other expense (including debt extinguishment) Transaction costs Loss/(gain) on operating assets FY 2Q 2013 Supplemental Earnings Information
(CHART) (CHART) (CHART) Cash Flow Stratification 16 (CHART) millions millions millions Net Increase/(Decrease) in Cash and Cash Equivalents millions Ending Cash Balance Cash from operating activities Cash from financing Cash from investing Cash from discontinued operations (CHART) millions Net Cash Provided by/(Used in) Investing Activities Cash outflows for fixed asset purchases Acquisition related (CHART) Cash outflows for purchases of property and equipment Additions to Deferred Revenue Net Cash Provided by/(Used in) Financing Activities Senior debt, notes payable, revolving credit, and Principal repayments on capital Payment of deferred debt issuance costs Equity contributions Other financing activities Cash from operations Cash outflows for purchases of property and equipment Measure of cash flow before acquisitions and financings Measure of CAPX +/- IRUs millions "Cash Provided by Operating Activities" less "Cash Outflows for Purchases of Property and Equipment" "Cash Outflows for Purchases of Property and Equipment" less "Additions to Deferred Revenue" Effect of changes in foreign exchange rates on cash FY 2Q 2013 Supplemental Earnings Information
Consolidated Invested Capital Ratio 17 Invested Capital FY 2Q 2013 Supplemental Earnings Information 1 For the three months ended December 31, 2012, the increase in Member's interest is primarily due to an additional $4.4 million in equity which was contributed to the Company from Zayo Group Holdings 1
Segment Financial Data 18 Segment Data FY 2Q 2013 Supplemental Earnings Information
Invested Capital Ratio by Business Unit 19 Invested Capital FY 2Q 2013 Supplemental Earnings Information
(CHART) Stratification of Revenue 20 (CHART) (CHART) (CHART) millions millions millions millions MRR and MAR on the Last Day of the Quarter (CHART) MRR on the last day of the quarter MAR of the last day of the quarter millions Revenue Stratification MRR Usage MAR Other Revenue MAR - Upfront Charges MAR - IRU 1 The December 31, 2012 MRR and MAR on the last day of the quarter include $1.3 million, $1.7 million and $0.3 million of MRR and $0.0 million, $0.2 million and $0.0 million of MAR for USCarrier, FTS and Litecast, respectively 1 FY 2Q 2013 Supplemental Earnings Information
(CHART) (CHART) Stratification of Adjusted EBITDA 21 millions millions Adjusted EBITDA Associated with Other Revenue Stratification of Adjusted EBITDA Adjusted EBITDA Stratification Adjusted EBITDA associated with Credits and Adjustments Adjusted EBITDA associated with Early Termination Revenue and Construction Services Adjusted EBITDA associated with Other Revenue Adjusted EBITDA excluding Other Revenue FY 2Q 2013 Supplemental Earnings Information
(CHART) (CHART) (CHART) (CHART) Gross New Sales (Bookings) 22 Gross New Sales (Bookings) Gross New Sales (Bookings) Estimated Gross Profit and Gross Profit Percentage on Gross New Sales (Bookings) Estimated Capital and Upfront Expenditures associated with Gross New Sales (Bookings) less Upfront Charges Estimated Payback Period associated with Gross New Sales (Bookings) thousands thousands millions months MRR and MAR Monthly Gross Profit Est. Gross Profit = FY 2Q 2013 Supplemental Earnings Information
23 Estimated Capital and Upfront Expenditures and Gross New Sales (Bookings) IRU and Upfront Charges (CHART) Contract Value = Gross New Sales (Bookings) - IRU and Upfront Charges Gross New Sales (Bookings) from IRUs Gross New Sales (Bookings) Upfront Charges Gross New Sales (Bookings) Other Charges (Construction Services, Other) millions (CHART) Estimated Expenditures associated with Gross New Sales (Bookings) millions Capital Expenditures Estimated Capital and Upfront Expenditures and Gross New Sales (Bookings) IRU and Upfront Charges Estimated Capital Expenditures associated with Gross New Sales (Bookings) Estimated Upfront Expenditures and Capitalized Labor Associated with Gross New Sales (Bookings) FY 2Q 2013 Supplemental Earnings Information
Stratification of Gross New Sales (Bookings) 24 Gross New Sales (Bookings) Stratification
Stratification of Speculative Projects 25 Speculative Capital Expenditure Commitments
Quota Bearing Headcount (QBHC) 26 Quota Bearing Headcount (CHART) Quota Bearing Headcount Monthly Average Gross New Sales (Bookings) per QBHC thousands Headcount Gross New Sales (Bookings) MRR and MAR (CHART) FY 2Q 2013 Supplemental Earnings Information
(CHART) Installation and Churn Processed 27 Installation and Churn Processed (CHART) (CHART) (CHART) Net Installations Gross Profit from Net Installations thousands thousands thousands thousands MRR and MAR MRR and MAR MRR and MAR Monthly Gross Profit Est. Gross Profit = Est. Gross Profit = Est. Gross Profit = Gross Installations Churn Processed
Breakdown of Installations and Churn Processed Installation and Churn Processed 28 Gross Installations thousands Churn Processed thousands MRR and MAR MRR and MAR (CHART) Churn = (CHART) FY 2Q 2013 Supplemental Earnings Information
(CHART) Price Changes and Renewals (CHART) (CHART) Price Increases Net Contract Value Associated with Price Changes and Renewals Price Decreases thousands millions thousands MRR Contract Value MRR (CHART) Price Changes Net of Price Increases and Price Decreases thousands MRR 29 Price increases as % of MRR = Price decreases as % of MRR = Price Increases MRR before Price Increases Price Decreases MRR before Price Decreases (CHART) Renewals (Where there is no price change) MRR Net Contract Value associated with Price Decreases Net Contract Value associated with Renewals Net Contract Value associated with Price Increases thousands FY 2Q 2013 Supplemental Earnings Information
Upgrades Upgrades (CHART) (CHART) (CHART) (CHART) Gross Installations Associated with Upgrades Average % Increase in Monthly Recurring Revenue Associated with Upgrades thousands thousands thousands Churn Processed Associated with Upgrades Net Installations Associated with Upgrades 30 MRR and MAR MRR and MAR MRR and MAR % Change in MRR and MAR Contract Value = Contract Value = Contract Value = 1 1 Churn Processed Associated with Upgrades may occur in a different fiscal quarter than the Gross Installations Associated with Upgrades. On this slide, the timing of Churn Processed Associated with Upgrades is reported in the same quarter as the corresponding Gross Installation Associated with Upgrades, rather than being reported in the period in which the Churn was processed FY 2Q 2013 Supplemental Earnings Information
(CHART) Service Activation and Churn Pipeline 31 Service Activation and Churn Pipeline (CHART) (CHART) Service Activation Pipeline Estimated Timing of Service Activation Pipeline Churn Pipeline Net Installation Pipeline millions millions millions MRR and MAR MRR MRR and MAR millions Gross Profit = Gross Profit = Gross Profit = Service Orders - MRR Service Orders - MAR Revenue Commitments (CHART) Implied Average Days to Install = MRR and MAR
Revenue Under Contract 32 Revenue Under Contract Revenue Under Contract millions (CHART) Average Remaining Contract Term (CHART) Months FY 2Q 2013 Supplemental Earnings Information 1 Restated Revenue Under Contract for the three months ended September 30, 2012, from $3.2M to $3.0M, due to an AboveNet acquisition-related error
Employee Data 33 Employee Data (CHART) (CHART) (CHART) (CHART) Number of Employees Employee Related SG&A thousands millions thousands Headcount Financial Statement Revenue SG&A SG&A % of Revenue = Annualized Revenue per Employee Annualized Employee Related SG&A per Employee
Customer Verticals and Product Mix 34 Customer Verticals and Product Mix FY 2Q 2013 Supplemental Earnings Information
(CHART) (CHART) (CHART) (CHART) Customer Concentration 35 Customer Concentration % of MRR Customer #1 Customer #2 Customer #3 Top 20 Top 10 Top 5 FY 2Q 2013 Supplemental Earnings Information
(CHART) Customer and Unit Metrics Customer and Unit Metrics (CHART) (CHART) (CHART) Number of Customers Number of Units (MRR and MAR)/Unit 36 Customers MRR and MAR MRR and MAR Units (MRR and MAR)/Customer thousands thousands thousands FY 2Q 2013 Supplemental Earnings Information 1 Number of Customers for the three months ended September 30, 2012 was revised following a customer reconciliation associated with the AboveNet acquisition 1
Pricing Trends - Waves 37 (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) thousands MRR (CHART) (CHART) MRR thousands
Pricing Trends - Ethernet 38 (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) (CHART) thousands MRR MRR thousands GigE Full Rate (>1000Mb) - MRR/Unit Fractional GigE (101-1000Mb) - MRR/Unit
Pricing Trends - OC3, OC12, and OC48 39 (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) thousands MRR MRR thousands (CHART)
Pricing Trends - DS1 and DS3 40 (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) (CHART) thousands MRR MRR thousands
(CHART) millions Purchases of Property and Equipment Purchases of Property and Equipment by Driver (CHART) 41 Capital Expenditures Purchases of Property and Equipment (CHART) Maintenance, Integration and Other Growth Capital Expenditures Capital Expenditures Capital Expenditures millions millions millions Purchases of Property and Equipment by Type (CHART) FY 2Q 2013 Supplemental Earnings Information
Network Metrics 42 Network Metrics1 (CHART) (CHART) Fiber Network - Route Miles Fiber Network - Fiber Miles Number of On-net Buildings Number of Markets Route Miles Fiber Miles On-Net Buildings Number of Markets (CHART) (CHART) thousands States = FY 2Q 2013 Supplemental Earnings Information Pre-existing Network Metrics 1 Acquired additions to quarterly network metrics represent unique network additions (i.e. new routes, buildings or markets added to Zayo's existing network infrastructure)
Network Metrics 43 On-Net Buildings FY 2Q 2013 Supplemental Earnings Information
(CHART) (CHART) (CHART) Network Metrics 44 Colocation Cabinet Utilization Billable Colocation Square Feet Colocation Cabinet Equivalents Utilized Colocation Cabinet Equivalents Square Feet Colocation Cabinet Equivalents Colocation Cabinet Equivalents Utilization = FY 2Q 2013 Supplemental Earnings Information
45 Fiber to the Tower FY 2Q 2013 Supplemental Earnings Information
(CHART) (CHART) 1 Bandwidth/Tenant excludes Dark-Fiber sites Revenue/Tenant Fiber to the Tower (FTT) Fiber to the Tower (CHART) (CHART) Total FTT Towers Bandwidth/Tenant (Mbs)1 Revenue/Tower & Revenue/Tenant (CHART) thousands 46 Towers Tenants MRR and MAR Mbs Revenue/Tower Total FTT Tenants In Service Tenants/In Service Towers = FY 2Q 2013 Supplemental Earnings Information
(CHART) (CHART) (CHART) % of MRR and MAR % of MRR and MAR % of Zayo Group's Wireless Carrier MRR and MAR Fiber to the Tower (FTT) (CHART) FTT MRR and MAR FTT Cumulative Capital Expenditures FTT Product Mix millions millions 47 MRR and MAR % of FTT MRR and MAR Capital Expenditures % of Zayo Group's MRR and MAR 1 (CHART) Contract Value = Fiber to the Tower FY 2Q 2013 Supplemental Earnings Information
FTT Markets FTT Markets Mid-Atlantic includes Washington D.C., Maryland, New Jersey, Virginia, West Virginia, and Pennsylvania North Central includes Indiana, Minnesota, Kentucky, and Ohio Pacific Northwest includes Idaho, Montana, Oregon and Washington Southeast includes Tennessee, Mississippi and Georgia Southwest includes Arizona, Colorado, Nevada, New Mexico and Wyoming 48 FY 2Q 2013 Supplemental Earnings Information
49 Financial Data by Business Unit FY 2Q 2013 Supplemental Earnings Information
Zayo Bandwidth Financial Data 50 Financial Data 1 The three months ended December 31, 2012 include three months of operating results of the October 1, 2012 USCarrier acquisition and one half month of operating results of the December 14, 2012 First Telecom acquisition. Adjusting for the effect of the transactions as if they had occurred on July 1, 2012, the annualized revenue and Adjusted EBITDA growth rates for the three months ended December 31, 2012 are estimated to be 6% and 32% FY 2Q 2013 Supplemental Earnings Information
Zayo Fiber Solution Financial Data 51 Financial Data 1 The three months ended December 31, 2012 include three months of operating results of the October 1, 2012 USCarrier acquisition and one half month of operating results of the December 14, 2012 First Telecom acquisition. Adjusting for the effect of the transactions as if they had occurred on July 1, 2012, the annualized revenue and Adjusted EBITDA growth rates for the three months ended December 31, 2012 are estimated to be 13% and 30% FY 2Q 2013 Supplemental Earnings Information
zColo Financial Data 52 Financial Data FY 2Q 2013 Supplemental Earnings Information 1 The three months ended December 31, 2012 include three months of operating results of the October 1, 2012 USCarrier acquisition and one half month of operating results of the December 14, 2012 First Telecom acquisition. Adjusting for the effect of the transactions as if they had occurred on July 1, 2012, the annualized revenue and Adjusted EBITDA growth rates for the three months ended December 31, 2012 are estimated to be 3% and 57%
53 Historical Financial Data & Reconciliations FY 2Q 2013 Supplemental Earnings Information
Consolidated Historical Financial Data 54 Consolidated Financial Data FY 2Q 2013 Supplemental Earnings Information
Consolidated Historical Reconciliations 55 Consolidated Financial Data FY 2Q 2013 Supplemental Earnings Information
56 Segment Data Reconciliation: Net Earnings/(loss) to Adjusted EBITDA Segment Data Reconciliation 1 A reconciliation of previous quarters' segment information can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release FY 2Q 2013 Supplemental Earnings Information
57 Pro-forma Growth Reconciliation (Supporting FY 2013 Q2 Pro-forma Growth) Pro-forma Growth Reconciliation2 1 Revenue and depreciation expense have been adjusted from historical actual results to reflect the pro-forma impact of purchase price adjustments to the acquired deferred revenue, fixed assets and intangibles. Historical transactions between the two companies have been removed. As the actual results of Zayo Group for the three months ended December 31, 2012 include related party revenue recognized from transactions with ZPS, an operating subsidiary spun-off to the Company's Parent on October 1, 2012, the Pro-forma adjustments column for the three months ended September 30, 2012 has been adjusted by $1.5 million to reflect the revenue transactions with ZPS during the September quarter which were eliminated upon consolidation prior to the October 1, 2012 spin-off date. 2 A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release FY 2Q 2013 Supplemental Earnings Information